UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ebix Way, Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 281-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share *	EBIXQ*	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On December 28, 2023, the Nasdaq Stock Market LLC (“Nasdaq”) suspended trading of Ebix, Inc. common stock, par value $0.10 per share (“Common Stock”). Nasdaq filed a Form 25 with the U.S. Securities and Exchange Commission on February 15, 2024 to delist the Common Stock from the Nasdaq Stock Market, effective at the opening of the trading session on February 26, 2024. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE. Our common stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “EBIXQ.”

Item 7.01	Regulation FD Disclosure

On April 1, 2024, Ebix, Inc. (the “Company”) issued a press release announcing that the Securities and Exchange Commission (the “SEC”) has concluded its investigation of the Company and does not intend to recommend any further actions against the Company. The SEC launched its non-public investigation in response to the resignation of the Company’s former auditor and a report issued by Hindenburg Research.

The Company also announced that the United States Court of Appeals for the Second Circuit has affirmed the dismissal, with prejudice, of all the pending securities fraud claims against Ebix and its officers, filed in the United States District Court for the Southern District of New York (SDNY). This class action suit - Ebix, Inc. (“Ebix”) vs. Rahul Saraf (the “Plaintiff”), was filed in the SDNY after the resignation of the Company’s former auditor and the subsequent report issued by Hindenburg Research. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Ebix, Inc. Press Release, dated April 1, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2024

EBIX, INC.

	By:	/s/ Amit Kumar Garg
	Name:	Amit Kumar Garg
	Title:	Chief Financial Officer